                      Total Return U.S. Treasury Fund, Inc.
                         Rule 18f-3 Multiple Class Plan
                                       for
          Flag Investors Class A, Flag Investors Class B and ISI Class

                            Adopted December 13, 1995

I.  Introduction.

         A. Authority. This Rule 18f-3 Multiple Class Plan (the "Plan") has been adopted by the Board of Directors (the "Board") of Total Return U.S. Treasury Fund, Inc. (the "Fund"), including a majority of the Directors of the Fund who are not "interested persons" of the Fund (the "Independent Directors") pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended (the "1940 Act"),

         B. History. The Fund is entitled to rely on an exemptive order dated December 30, 1994, which amended and supplemented prior multi-class exemptive orders dated August 27, 1985 and February 27, 1987, respectively, (Inv. Co. Act Releases Nos. IC-20813, IC-14695 and IC-15592, respectively) (collectively, the "Order"). On December 13, 1995, the Fund elected to rely on Rule 18f-3 rather than the Order, as permitted by Rule 18f-3 subject to certain conditions, and created a multiple class distribution arrangement for three classes of shares of the common stock of the Fund's one existing series (the "Series"). The multiple class distribution arrangement will be effective on the date of effectiveness of the post-effective amendment to the Fund's registration statement that incorporates the arrangement. The multi-class distribution arrangement will apply to all existing (Flag Investors Class A Shares, Flag Investors Class B Shares and ISI Shares) and future classes of Fund shares. The Flag Investors Class A Shares and the ISI Shares have been offered since the Fund's inception on August 10, 1988. The Flag Investors Class B Shares are expected to be offered in the near future. (A fourth class of the Fund's shares
(the Flag Investors Class D Shares) are no longer being offered.)

         C. Adoption of Plan; Amendment of Plan; and Periodic Review. Pursuant to Rule 18f-3, the Fund is required to create a written plan specifying all of the differences among the Fund's classes, including shareholder services, distribution arrangements, expense allocations, and any related conversion features or exchange options. The Board has created the Plan to meet this requirement. The Board, including a majority of the Independent Directors, must periodically review the Plan for its continued appropriateness, and must approve any material amendment of the Plan as it relates to any class of any Series covered by the Plan. This Plan must be amended to properly describe (through additional exhibits hereto or otherwise) each additional class of shares approved by the Fund's Board of Directors after the date hereof. Before any material amendment of the Plan, the Fund is required to obtain a finding by a majority of the Board, and a majority of the Independent Directors, that the Plan as proposed to be amended, including the expense allocations, is in the best interests of each class individually and the Fund as a whole.

II. Attributes of Share Classes

         A. The rights of each existing class of the Fund are not being changed hereby, and the rights, obligations and features of each of the classes of the Fund shall be as set forth in the Fund's Articles of Incorporation and By-Laws, as each such document is amended or restated to date, the resolutions that are adopted with respect to the classes of the Fund and that are adopted pursuant to the Plan to date, and related materials of the Board, as set forth in Exhibit A hereto.

         B. With respect to any class of shares of a Series, the following requirements shall apply. Each share of a particular Series shall represent an equal pro rata interest in the Series and shall have identical voting, dividend, liquidation and other rights, preferences, powers, restrictions, limitations, qualifications, designations and terms and conditions, except that (i) each class shall have a different class designation (e.g., Class A, Class B, Class C, etc.); (ii) each class of shares shall separately bear any distribution expenses in connection with the plan adopted pursuant to Rule 12b-1 under the 1940 Act (a "Rule 12b-1 Plan"), if any, for such class (and any other costs relating to obtaining shareholder approval of the Rule 12b-1 Plan for such class, or an amendment of such plan) and shall separately bear any expenses associated with any non-Rule 12b-1 Plan service payments ("service fees") that are made under any servicing agreement, if any, entered into with respect to that class; (iii) holders of the shares of the class shall have exclusive voting rights regarding the Rule 12b-1 Plan relating to such class (e.g., the adoption, amendment or termination of a Rule 12b-1 Plan), regarding the servicing agreements relating to such class and regarding any matter submitted to shareholders in which the interests of that class differ from the interests of any other class; (iv) each new class of shares may bear, to the extent consistent with rulings and other published statements of position by the Internal Revenue Service, the expenses of the Fund's operation that are directly attributable to such class ("Class

Expenses")1; and (v) each class may have conversion features unique to such class, permitting conversion of shares of such class to shares of another class, subject to the requirements set forth in Rule 18f-3.


III. Expense Allocations

         Expenses of each class created after the date hereof must be allocated as follows: (i) distribution and shareholder servicing payments associated with any Rule 12b-1 Plan or servicing agreement, if any, relating to each respective class of shares (including any costs relating to implementing such plans or any amendment thereto) will be borne exclusively by that class; (ii) any incremental transfer agency fees relating to a particular class will be borne exclusively by that class; and (iii) Class Expenses relating to a particular class will be borne exclusively by that class.

         The methodology and procedures for calculating the net asset value and dividends and distributions of the various classes of shares of the Fund and the proper allocation of income and expenses among the various classes of shares of the Fund are required to comply with the Fund's internal control structure pursuant to applicable auditing standards, including Statement on Auditing Standards No. 55, and to be reviewed as part of the independent accountants' review of such internal control structure. The independent accountants' report on the Fund's system of internal controls required by Form N-SAR, Item 77B, is not required to refer expressly to the procedures for calculating the classes' net asset values.

--------
1 Class Expenses are limited to any or all of the following: (i) transfer agent fees identified as being attributable to a specific class of shares, (ii) stationery, printing, postage, and delivery expenses related to preparing and distributing materials such as shareholder reports, prospectuses, and proxy statements to current shareholders of a specific class, (iii) Blue Sky registration fees incurred by a class of shares, (iv) SEC registration fees incurred by a class of shares, (v) expenses of administrative personnel and services as required to support the shareholders of a specific class, (vi) directors' fees or expenses incurred as a result of issues relating solely to a class of shares, (vii) account expenses relating solely to a class of shares,
(viii) auditors' fees, litigation expenses, and legal fees and expenses relating solely to a class of shares, and (ix) expenses incurred in connection with shareholder meetings as a result of issues relating solely to a class of shares.

                                                                       EXHIBIT A
                                                             Approved: June 1988


                          Resolutions of Board Creating
                       Flag Investors Class of Shares and
      ISI Class of Shares (formerly known as C.J. Lawrence Class of Shares)


         RESOLVED, that the Fund establish the Flag Investors Class of its shares and that the shares of such class represent undivided interests in the net assets of the Fund.

         FURTHER RESOLVED, that the Fund establish the C.J. Lawrence Class of its shares and that the shares of such class represent undivided interests in the net assets of the Fund.

         FURTHER RESOLVED, that the shares of all classes of the Fund's shares all have equal voting rights except with respect to any matter affecting the rights of the holders of a particular class of shares, in which case the holders of each class would vote separately.

         FURTHER RESOLVED, that the shares of all classes of the Fund's shares shall have equal rights upon the liquidation, dissolution or winding up of the affairs of the Fund.

         RESOLVED, that the Chairman of the Board and President of the Fund, or the designee of either of them, be, and hereby is, authorized and directed to do any and all such lawful acts as may be necessary or appropriate to perform and carry out the preceding resolutions.

         RESOLVED, that the proposed Distribution Agreement, in substantially the form presented to this meeting, between the Fund and Alex. Brown & Sons Incorporated for distribution of the Fund's Flag Investors Class of Shares be, and the same hereby is, approved, and that the appropriate officers of the Fund be, and they hereby are, authorized and directed to enter into and execute the Flag Investors Class Distribution Agreement with such modifications as the officers executing the Flag Investors Class Distribution Agreement shall deem appropriate or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body;

         FURTHER RESOLVED, that the proposed Distribution Agreement, in substantially the form presented to this meeting, among the Fund, Alex. Brown & Sons Incorporated and C.J. Lawrence, Morgan Grenfell Inc. for distribution of the Fund's C.J. Lawrence Class of Shares be, and the same hereby is, approved, and that the appropriate officers be, and they hereby are, authorized and directed to enter into and execute the C.J. Lawrence Distribution Agreement with such modifications as the officers executing the C.J. Lawrence Class Distribution Agreement shall deem appropriate or as may be required to conform with requirements of any applicable statute, regulation or regulatory body;

         FURTHER RESOLVED, that the proposed Plans of Distribution (the "Plans") are determined to be reasonably likely to benefit the Fund and its shareholders;

         FURTHER RESOLVED, that the Plans be, and the same hereby are, approved.

                                                    Approved: September 19, 1990


                          Resolution of Board Approving
                           New Distribution Agreement
                           With Armata Financial Corp.


         RESOLVED, that the proposed Distribution Agreement, in substantially the form presented to this meeting, between the Fund and Armata Financial Corp., for distribution of the Fund's C.J. Lawrence Class of Shares be, and the same hereby is, approved and that the appropriate officers be, and they hereby are, authorized and directed to enter into and execute the C.J. Lawrence Class Distribution Agreement with such modifications as the officers executing the C.J. Lawrence Class Distribution Agreement shall deem appropriate or as may be required to conform with the requirements of any applicable statute, regulation or regulatory body.

                                                      Approved: November 4, 1992


          Resolutions of Board Renaming Flag Investors Class of Shares


         WHEREAS, the Board of Directors of Total Return U.S. Treasury Fund, Inc. has previously designated two classes of the Fund's shares: Flag Investors Total Return U.S. Treasury Fund Shares and ISI Total Return U.S. Treasury Fund Shares;

         NOW THEREFORE BE IT RESOLVED, that Flag Investors Total Return U.S. Treasury Fund Shares be, and they hereby are, further classified and designated as "Flag Investors Class A Shares";

                                                    Approved: September 22, 1994


           Resolutions of Board Creating Flag Investors Class B Shares


         FURTHER RESOLVED, that an additional class of shares of Total Return U.S. Treasury Fund, Inc. (the "Fund") be, and hereby is, classified and designated as the "Flag Investors Class B Shares" (the "Class B Shares") and that unissued shares of common stock, par value $.001 per share of the Fund be, and the same hereby are, reclassified as follows:

==================================================================================================================================
   Total # Shares             Class A               Class B               Class D               ISI             Unclassified
----------------------------------------------------------------------------------------------------------------------------------
     100,000,000            44,000,000             5,000,000              500,000            44,000,000           6,500,000
==================================================================================================================================

         FURTHER RESOLVED, that the proper officers of the Fund be, and each of them hereby is, authorized and directed to file articles supplementary to the Fund's Articles of Incorporation and to take such other action as may be necessary to designate and reclassify shares in the foregoing manner.

                                                       Approved March 18, 1996

         Approval of Distribution Agreement and Plan of Distribution

         RESOLVED, that the Distribution Agreement between Total Return U.S. Treasury Fund, Inc. (the "Fund") and Alex. Brown & Sons Incorporated for the Flag Investors Class B Shares (the "Class B Shares") of the Fund be, and the same hereby is, approved;

         FURTHER RESOLVED, that the Plan of Distribution for the Class B Shares of the Fund is determined to be reasonably likely to benefit the Fund and its shareholders; and that based on information reasonably available to the Directors, expenditures contemplated by such Plan are comparable to expenditures for similar plans;

         FURTHER RESOLVED, that said Plan be, and the same hereby is, approved.

                                     BY-LAWS

                                       OF

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                                    ARTICLE I

                                     Offices

         Section 1. Principal Office. The principal office of the Corporation shall be in the City of Baltimore, State of Maryland.

         Section 2. Principal Executive Office. The principal executive office of the Corporation shall be in the City of Baltimore, State of Maryland.

         Section 3. Other Offices. The Corporation may have such other offices in such places as the Board of Directors may from time to time determine.


                                   ARTICLE II

                            Meetings of Stockholders


         Section 1. Stockholder Meetings. The Corporation may, but shall not be required to, hold a regular meeting of stockholders in any year in which the Corporation is not required, under the Investment Company Act of 1940, as amended, (the "1940 Act") to submit for stockholder approval (i) the election of director(s), (ii) any contract with an investment adviser or principal underwriter (as such terms are defined in the 1940 Act) that the Corporation enters into or any renewal or amendment thereof, or (iii) the selection of the Corporation's independent public accountants. If stockholder approval is required for any of the purposes in (i) through (iii) above, the regular meeting shall be held, at which stockholders shall vote on the proposal necessitating such meeting and shall transact any other business as may properly be brought before the meeting. Regular meetings of stockholders, if any, shall be held on such day during the month of June and at such time as shall be designated by the Board of Directors and stated in the notice of the meeting.

         Section 2. Special Meetings. Special meetings of the stockholders, unless otherwise provided by law or by the Charter may be called for any purpose or purposes by a majority of the Board of Directors or the President, and shall be called by the President or Secretary on the written request of the stockholders as provided by the Maryland General Corporation Law. Such request shall state the purpose or purposes of the proposed meeting and the matters proposed to be acted on at it; provided, however, that unless requested by stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting, a special meeting need not be called to consider any matter which is substantially the same as a matter voted on at any special meeting of the stockholders held during the preceding twelve (12) months.

         Section 3. Place of Meetings. The regular meeting, if any, and any special meeting of the stockholders shall be held at such place within the United States as the Board of Directors may from time to time determine.

         Section 4. Notice of Meetings; Waiver of Notice; Shareholder List. (a) Notice of the place, date and time of the holding of each regular and special meeting of the stockholders and the purpose or purposes of the meeting shall be given personally or by mail, not less than ten nor more than ninety days before the date of such meeting, to each stockholder entitled to vote at such meeting and to each other stockholder entitled to notice of the meeting. Notice by mail shall be deemed to be duly given when deposited in the United States mail addressed to the stockholder at his address as it appears on the records of the Corporation, with postage thereon prepaid. The notice of every meeting of stockholders may be accompanied by a form of proxy approved by the Board of Directors in favor of such actions or persons as the Board of Directors may select.

         (b) Notice of any meeting of stockholders shall be deemed waived by any stockholder who shall attend such meeting in person or by proxy, or who shall, either before or after the meeting, submit a signed waiver of notice which is filed with the records of the meeting. A meeting of stockholders convened on the date for which it was called may be adjourned from time to time without further notice to a date not more than 120 days after the original record date.

         (c) At least five (5) days prior to each meeting of stockholders, the officer or agent having charge of the share transfer books of the Corporation shall make a complete list of stockholders entitled to vote at such meeting, in alphabetical order with the address of and the number of shares held by each stockholder.

         Section 5. Organization. At each meeting of the stockholders, the Chairman of the Board (if one has been designated by the Board), or in his absence or inability to act, the President, or in the absence or inability to act of the Chairman of the Board and the President, a Vice President, or in the absence or the inability to act of the Chairman of the Board, the President and all the Vice Presidents, a chairman chosen by the stockholders shall act as chairman of the meeting. The Secretary, or in his absence or inability to act, any person appointed by the chairman of the meeting, shall act as secretary of the meeting and keep the minutes thereof.

         Section 6. Voting. (a) Except as otherwise provided by statute or the Charter, each holder of record of shares of stock of the Corporation having voting power shall be entitled at each meeting of the stockholders to one vote for every share of such stock standing in his name on the record of stockholders of the Corporation as of the record date determined pursuant to Section 8 of
Article VII hereof or if such record date shall not have been so fixed, then at the later of (i) the close of business on the day on which notice of the meeting is mailed or (ii) the thirtieth (30) day before the meeting. In all elections for directors, each share of stock may be voted for as many individuals as there are directors to be elected and for whose election the share is entitled to be voted.

         (b) Each stockholder entitled to vote at any meeting of stockholders may authorize another person or persons to act for him by a proxy signed by such stockholder or his attorney-in-fact. No proxy shall be valid after the expiration of eleven months from the date thereof, unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the stockholder executing it, except in those cases where such proxy states that it is irrevocable and where an irrevocable proxy is permitted by law. Except as otherwise provided by statute, the Charter or these By-Laws, any corporate action to be taken by vote of the stockholders shall be authorized by a majority of the total votes cast at a meeting of stockholders at which a quorum is present by the holders of shares present in person or represented by proxy and entitled to vote on such action, except that a plurality of all the votes cast at a meeting at which a quorum is present is sufficient to elect a director.

         (c) If a vote shall be taken on any question other than the election of directors, which shall be by written ballot, then unless required by statute or these By-Laws, or determined by the chairman of the meeting to be advisable, any such vote need not be by ballot. On a vote by ballot, each ballot shall be signed by the stockholder voting, or by his proxy, if there be such proxy, and shall state the number of shares voted.

         Section 7. Inspectors. The Board may, in advance of any meeting of stockholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may, and on the request of any stockholder entitled to vote at the meeting shall, appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath to execute faithfully the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies, and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting or any stockholder entitled to vote at it, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as inspector of an election of directors. Inspectors need not be stockholders.

         Section 8. Consent of Stockholders in Lieu of Meeting. Except as otherwise provided by statute any action required to be taken at any regular or special meeting of stockholders, or any action which may be taken at any annual or special meeting of stockholders, may be taken without a meeting, without prior notice and without a vote, if the following are filed with the records of stockholders' meetings: (i) a unanimous written consent which sets forth the action and is signed by each stockholder entitled to vote on the matter and (ii) a written waiver of any right to dissent signed by each stockholder entitled to notice of the meeting but not entitled to vote at it.


                                   ARTICLE III

                               Board of Directors


         Section 1. General Powers. Except as otherwise provided in the Charter, the business and affairs of the Corporation shall be managed under the direction of the Board of Directors. All powers of the Corporation may be exercised by or under authority of the Board of Directors except as conferred on or reserved to the stockholders by law or by the Charter or these By-Laws.

         Section 2. Number of Directors. The number of directors shall be fixed from time to time by resolution of the Board of Directors adopted by a majority of the Directors then in office; provided, however, that the number of directors shall in no event be less than three (except for any period during which shares of the corporation are held by fewer than three shareholders) nor more than fifteen. Any vacancy created by an increase in directors may be filled in accordance with Section 6 of this Article III. No reduction in the number of directors shall have the effect of removing any director from office prior to the expiration of his term unless such director is specifically removed pursuant to Section 5 of this Article III at the time of such decrease. Directors need not be stockholders.

         Section 3. Election and Term of Directors. Directors. shall be elected by majority vote of a quorum cast by written ballot at the regular meeting of stockholders, if any, or at a special meeting held for that purpose. The term of office of each director shall be from the time of his election and qualification and until his successor shall have been elected and shall have qualified, or until his death, or until he shall have resigned, or have been removed as hereinafter provided in these By-Laws, or as otherwise provided by statute or the Charter.

         Section 4. Resignation. A director of the Corporation may resign at any time by giving written notice of his resignation to the Board or the Chairman of the Board or the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 5. Removal of Directors. Any director of the Corporation may be removed by the stockholders by a vote of a majority of the votes entitled to be cast for the election of directors.

         Section 6. Vacancies. The stockholders may elect a successor to fill a vacancy on the Board of Directors which results from the removal of a director. A majority of the remaining directors, whether or not sufficient to constitute a quorum, may fill a vacancy on the Board of Directors which results from any cause except an increase in the number of directors, and a majority of the entire Board of Directors may fill a vacancy which results from an increase in the number of directors; provided however, that no vacancies shall be filled by action of the remaining directors, if after the filling of said vacancy or vacancies, fewer than two-thirds of the directors then holding office shall have been elected by the stockholders of the Corporation. In the event that at any time there is a vacancy in any office of a director which vacancy may not be filled by the remaining directors, a special meeting of the stockholders shall be held as promptly as possible and in any event within sixty days, for the purpose of filling said vacancy or vacancies. A director elected by the Board of Directors to fill a vacancy serves until the next annual meeting of stockholders and until his successor is elected and qualifies. A director elected by the stockholders to fill a vacancy which results from the removal of a director serves for the balance of the term of the removed director.

         Section 7. Regular Meetings. Regular meetings of the Board may be held with notice at such times and places as may be determined by the Board of Directors.

         Section 8. Special Meetings. Special meetings of the Board may be called by the Chairman of the Board, the President, or by a majority of the directors either in writing or by vote at a meeting, and may be held at any place in or out of the State of Maryland as the Board may from time to time determine.

         Section 9. Notice of Special Meetings. Notice of each special meeting of the Board shall be given by the Secretary as hereinafter provided, in which notice shall be stated the time and place of the meeting. Notice of each such meeting shall be delivered to each director, either personally or by telephone, telegraph, cable or wireless, at least twenty-four hours before the time at which such meeting is to be held, or by first-class mail, postage prepaid, or by commercial delivery services addressed to him at his residence or usual place of business, at least three days before the day on which such meeting is to be held.

         Section 10. Waiver of Notice of Special Meetings. Notice of any special meeting need not be given to any director who shall, either before or after the meeting, sign a written Waiver of notice which is filed with the records of the meeting or who shall attend such meeting. Except as otherwise specifically required by these By-Laws, a notice or waiver of notice of any meeting need not state the purposes of such meeting.

         Section 11. Quorum and Voting. One-third, but not fewer than three members, of the members of the entire Board shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and except as otherwise expressly required by statute, the Charter, these By-Laws, the 1940 Act or other applicable statute, the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the Board; provided, however, that the approval of any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, which the Corporation enters into or any renewal or amendment thereof, the approval of the fidelity bond required by the 1940 Act, and the selection of the Corporation's independent public accountants shall each require the affirmative vote of a majority of the directors who are not interested persons, as defined in the 1940 Act, of the Corporation. In the absence of a quorum at any meeting of the Board, a majority of the directors present thereat may adjourn the meeting from time to time, but not for a period greater than thirty (30) days at any one time, to another time and place until a quorum shall attend. Notice of the time and place of any adjourned meeting shall be given to the directors who were not present at the time of the adjournment and, unless such time and place were announced at the meeting at which the adjournment was taken, to the other directors. At any adjourned meeting at which a quorum is present, any business may be transacted which might have been transacted at the meeting as originally called.

         Section 12. Chairman. The Board of Directors may at any time appoint one of its members as Chairman of the Board who shall serve at the pleasure of the Board and who shall perform and execute such duties and powers as may be conferred upon or assigned to him by the Board or these By-Laws, but who shall not by reason of performing and executing these duties and powers be deemed an officer or employee of the Corporation.

         Section 13. Organization. At every meeting of the Board of Directors, the Chairman of the Board, if one has been selected and is present, shall preside. In the absence or inability of the Chairman of the Board to preside at a meeting, the President, or, in his absence or inability to act, another director chosen by a majority of the directors present, shall act as chairman of the meeting and preside at it. The Secretary (or, in his absence or inability to act, any person appointed by the Chairman) shall act as secretary of the meeting and keep the minutes thereof.

         Section 14. Written Consent of Directors in Lieu of a Meeting. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of the proceedings of the Board or committee.

         Section 15. Meeting by Conference Telephone. Members of the Board of Directors may participate in a meeting by means of a conference telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time.

         Section 16. Compensation. Any director, whether or not he is a salaried officer, employee or agent of the Corporation, may be compensated for his services as director or as a member of a committee, or as Chairman of the Board or chairman of a committee, and in addition may be reimbursed for transportation and other expenses, all in such manner and amounts as the directors may from time to time determine.

         Section 17. Investment Policies. It shall be the duty of the Board of Directors to ensure that the purchase, sale, retention and disposal of portfolio securities and the other investment practices of the Corporation are at all times consistent with the investment policies and restrictions with respect to securities investments and otherwise of the Corporation, as recited in the current Prospectus of the Corporation filed from time to time with the

Securities and Exchange Commission and as required by the 1940 Act. The Board, however, may delegate the duty of management of the assets and the administration of its day-to-day operations to an individual or corporate management company or investment adviser pursuant to a written contract or contracts which have obtained the requisite approvals, including the requisite approvals of renewals thereof, of the Board of Directors or the stockholders of the Corporation in accordance with the provisions of the 1940 Act.


                                   ARTICLE IV

                                   Committees


         Section 1. Committees of the Board. The Board may, by resolution adopted by a majority of the entire Board, designate an Executive Committee, Compensation Committee, Audit Committee and Nomination Committee, each of which shall consist of two or more of the directors of the Corporation, which committee shall have and may exercise all the powers and authority of the Board with respect to all matters other than as set forth in Section 3 of this Article.

         Section 2. Other Committees of the Board. The Board of Directors may from time to time, by resolution adopted by a majority of the whole Board, designate one or more other committees of the Board, each such committee to consist of two or more directors and to have such powers and duties as the Board of Directors may, by resolution, prescribe.

         Section 3. Limitation of Committee Powers. No committee of the Board shall have power or authority to:

                  (a) recommend to stockholders any action requiring authorization of stockholders pursuant to statute or the Charter;

                  (b) approve or terminate any contract with an investment adviser or principal underwriter, as such terms are defined in the 1940 Act, or take any other action required to be taken by the Board of Directors by the 1940 Act;

                  (c) amend or repeal these By-Laws or adopt new By-Laws;

                  (d) declare dividends or other distributions or issue capital stock of the Corporation; and

                  (e) approve any merger or share exchange which does not require stockholder approval.

         Section 4. General. One-third, but not less than two members, of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The Board may designate a chairman of any committee and such chairman or any two members of any committee may fix the time and place of its meetings unless the Board shall otherwise provide. In the absence of disqualification of any member or any committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. The Board shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members, to replace any absent or disqualified member, or to dissolve any such committee.

         All committees shall keep written minutes of their proceedings and shall report such minutes to the Board. All such proceedings shall be subject to revision or alteration by the Board; provided, however, that third parties shall not be prejudiced by such revision or alteration.


                                    ARTICLE V

                         Officers, Agents and Employees


         Section 1. Number and Qualifications. The officers of the Corporation shall be a President, a Secretary and a Treasurer, each of whom shall be elected by the Board of Directors. The Board of Directors may elect or appoint one or more Vice Presidents and may also appoint such other officers, agents and employees as it may deem necessary or proper. Any two or more offices may be held by the same person, except the offices of President and Vice President, but no officer shall execute, acknowledge or verify any instrument in more than one capacity. The Board may from time to time elect or appoint, or delegate to the President the power to appoint, such other officers (including one or more Assistant Vice Presidents, one or more Assistant Treasurers and one or more Assistant Secretaries) and such agents, as may be necessary or desirable for the business of the Corporation. Such other officers and agents shall have such duties and shall hold their offices for such terms as may be prescribed by the Board or by the appointing authority.

         Section 2. Resignations. Any officer of the Corporation may resign at any time by giving written notice of his resignation to the Board, the Chairman of the Board, the President or the Secretary. Any such resignation shall take effect at the time specified therein or, if the time when it shall become effective shall not be specified therein, immediately upon its receipt; and, unless otherwise specified therein, the acceptance of such resignation shall not be necessary to make it effective.

         Section 3. Removal of Officer, Agent or Employee. Any officer, agent or employee of the Corporation may be removed by the Board of Directors with or without cause at any time, and the Board may delegate such power of removal as to agents and employees not elected or appointed by the Board of Directors. Such removal shall be without prejudice to such person's contract rights, if any, but the appointment of any person as an officer, agent or employee of the Corporation shall not of itself create contract rights.

         Section 4. Vacancies. A vacancy in any office, whether arising from death, resignation, removal or any other cause, may be filled for the unexpired portion of the term of the office which shall be vacant, in the manner prescribed in these By-Laws for the regular election or appointment to such office.

         Section 5. Compensation. The compensation of the officers of the Corporation shall be fixed by the Board of Directors, but this power may be delegated to any committee or to any officer in respect of other officers under his control. No officer shall be precluded from receiving such compensation by reason of the fact that he is also a director of the Corporation.

         Section 6. Bonds or other Security. If required by the Board, any officer, agent or employee of the Corporation shall give a bond or other security for the faithful performance of his duties, in such amount and with such surety or sureties as the Board may require.

         Section 7. President. The President shall be the chief executive officer of the Corporation. In the absence of the Chairman of the Board (or if there be none), he shall preside at all meetings of the stockholders and of the Board of Directors. He shall have, subject to the control of the Board of Directors, general charge of the business and affairs of the Corporation. He may employ and discharge employees and agents of the Corporation, except such as shall be appointed by the Board, and he may delegate these powers.

         Section 8. The Vice Presidents. In the absence or disability of the President, or when so directed by the President, any Vice President designated by the Board of Directors may perform any or all of the duties of the President, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President; provided, however, that no Vice President shall act as a member of or as chairman of any committee of which the President is a member or chairman by designation of ex officio, except when designated by the Board. Each Vice President shall perform such other duties as from time to time may be conferred upon or assigned to him by the Board or the President.

         Section 9. Treasurer. The Treasurer shall:

                  (a) have charge and custody of, and be responsible for, all the funds and securities of the Corporation, except those which the Corporation has placed in the custody of a bank or trust company or member of a national securities exchange (as that term is defined in the Securities Exchange Act of 1934) pursuant to a written agreement designating such bank or trust company or member of a national securities exchange as custodian of the property of the Corporation;

                  (b) keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation;

                  (c) cause all moneys and other valuables to be deposited to the credit of the Corporation;

                  (d) receive, and give receipts for, moneys due and payable to the Corporation from any source whatsoever;

                  (e) disburse the funds of the Corporation and supervise the investment of its funds as ordered or authorized by the Board, taking proper vouchers therefor; and

                  (f) in general, perform all the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the Board or the President.

         Section 10. Assistant Treasurers. In the absence or disability of the Treasurer, or when so directed by the Treasurer, any Assistant Treasurer may perform any or all of the duties of the Treasurer, and, when so acting, shall have all the powers of, and be subject to all the restrictions upon, the Treasurer. Each Assistant Treasurer shall perform all such other duties as from time to time may be conferred upon or assigned to him by the Board of Directors, the President or the Treasurer.

         Section 11. Secretary. The Secretary shall:

                  (a) keep or cause to be kept in one or more books provided for the purpose, the minutes of all meetings of the Board, the committees of the Board and the stockholders;

                  (b) see that all notices are duly given in accordance with the provisions of these By-Laws and as required by law;

                  (c) be custodian of the records and the seal of the Corporation and affix and attest the seal to all stock certificates of the Corporation (unless the seal of the Corporation on such certificates shall be a facsimile, as hereinafter provided) and affix and attest the seal to all other documents to be executed on behalf of the Corporation under its seal;

                  (d) see that the books, reports, statements, certificates and other documents and records required by law to be kept and filed are properly kept and filed; and

                  (e) in general, perform all the duties incident to the office of Secretary and such other duties as from time to time may be assigned to him by the Board or the President.

         Section 12. Assistant Secretaries. In the absence or disability of the Secretary, or when so directed by the Secretary, any Assistant Secretary may perform any or all of the duties of the Secretary, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the Secretary. Each Assistant Secretary shall perform such other duties as from time to time may be conferred upon or assigned to him by the Board of Directors, the President or the Secretary.

         Section 13. Delegation of Duties. In case of the absence of any officer of the Corporation, or for any other reason that the Board may deem sufficient, the Board may confer for the time being the powers or duties, or any of them, of such officer upon any other officer or upon any director.


                                   ARTICLE VI

                                  Capital Stock


         Section 1. Stock Certificates. Each holder of stock of the Corporation shall be entitled upon request to have a certificate or certificates, in such form as shall be approved by the Board, representing the number of shares of stock of the Corporation owned by him, provided, however, that certificates for fractional shares will not be delivered in any case. The certificates representing shares of stock shall be signed by the President, a Vice President, or the Chairman of the Board, and countersigned by the Secretary or an Assistant Secretary or the Treasurer or an Assistant Treasurer and sealed with the seal of the Corporation. Any or all of the signatures or the seal on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate shall be issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent or registrar were still in office at the date of issue.

         Section 2. Rights of Inspection. There shall be kept at the principal executive office, which shall be available for inspection during usual business hours in accordance with the General Laws of the State of Maryland, the following corporate documents: (a) By-Laws, (b) minutes of proceedings of the stockholders, (c) annual statements of affairs, and (d) voting trust agreements, if any. One or more persons who together are and for at least six months have been stockholders of record of at least five percent of the outstanding stock of any class may inspect and copy during usual business hours the Corporation's books of account and stock ledger in accordance with the General Laws of the State of Maryland.

         Section 3. Transfer of Shares. Transfers of shares of stock of the Corporation shall be made on the stock records of the Corporation at the direction of the person named on the Corporation's books or named in the certificate or certificates for such shares (if issued) only by the registered holder thereof, or by his attorney authorized by power of attorney duly executed and filed with the Secretary or with a transfer agent or transfer clerk, and on surrender of the certificate or certificates, if issued, for such shares properly endorsed or accompanied by a duly executed stock transfer power and the payment of all taxes thereon. Except as otherwise provided by law, the Corporation shall be entitled to recognize the exclusive right of a person in whose name any share or shares stand on the record of stockholders as the owner of such share or shares for all purposes, including, without limitation, the rights to receive dividends or other distributions, and to vote as such owner, and the Corporation shall not be bound to recognize any equitable or legal claim to or interest in any such share or shares on the part of any other person.

         Section 4. Transfer Agents and Registrars. The Corporation may have one or more Transfer Agents and one or more Registrars of its stock, whose respective duties the Board of Directors may, from time to time, define. No certificate of stock shall be valid until countersigned by a Transfer Agent, if the Corporation shall have a Transfer Agent or until registered by a Registrar, if the Corporation shall have a Registrar. The duties of Transfer Agent and Registrar may be combined.

         Section 5. Record Date and Closing of Transfer Books. The Board of Directors may set a record date for the purpose of making any proper determination with respect to stockholders, including which stockholders are entitled to notice of a meeting, vote at a meeting (or any adjournment thereof), receive a dividend, or be allotted or exercise other rights. The record date may not be more than ninety (90) days before the date on which the action requiring the determination will be taken; and, in the case of a meeting of stockholders, the record date shall be at least ten (10) days before the date of the meeting. The Board of Directors shall not close the books of the Corporation against transfers of shares during the whole or any part of such period.

         Section 6. Regulations. The Board may make such additional rules and regulations, not inconsistent with these By-Laws, as it may deem expedient concerning the issue, transfer and registration of certificates for shares of stock of the Corporation.

         Section 7. Lost Stolen, Destroyed or Mutilated Certificates. The holder of any certificate representing shares of stock of the Corporation shall immediately notify the Corporation of any loss, theft, destruction or mutilation of such certificate, and the Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it which the owner thereof shall allege to have been lost, stolen or destroyed or which shall have been mutilated, and the Board may, in its discretion, require such owner or his legal representatives to give to the Corporation a bond in such sum, limited or unlimited, and in such form and with such surety or sureties, as the Board in its absolute discretion shall determine, to indemnify the Corporation against any claim that may be made against it on account of the alleged loss or destruction of any such certificate, or issuance of a new certificate. Anything herein to the contrary notwithstanding, the Board, in its absolute discretion, may refuse to issue any such new certificate, except pursuant to legal proceedings under the laws of the State of Maryland.

         Section 8. Stock Ledgers. The Corporation shall not be required to keep original or duplicate stock ledgers at its principal office in the City of Baltimore, Maryland, but stock ledgers shall be kept at the respective offices of the Transfer Agents of the Corporation's capital stock.

                                   ARTICLE VII

                                      Seal


         The Board of Directors shall provide a suitable seal, bearing the name of the Corporation, which shall be in the charge of the secretary. The Board of Directors may authorize one or more duplicate seals and provide for the custody thereof. If the corporation is required to place its corporate seal on a document, it is sufficient to meet any requirement of any law, rule, or regulation relating to a corporate seal to place the word "Seal" adjacent to the signature of the person authorized to sign the document on behalf of the Corporation.


                                  ARTICLE VIII

                                   Fiscal Year


         Unless otherwise determined by the Board, the fiscal year of the Corporation shall end on the last day of December in each year.


                                   ARTICLE IX

                           Depositories and Custodians


         Section 1. Depositories. The funds of the Corporation shall be deposited with such banks or other depositories as the Board of Directors of the Corporation may from time to time determine.

         Section 2. Custodians. All securities and other investments shall be deposited in the safekeeping of such banks or other companies as the Board of Directors of the Corporation may from time to time determine. Every arrangement entered into with any bank or other company for the safekeeping of the securities and investments of the Corporation shall contain provisions complying with the 1940 Act, and the general rules and regulations thereunder.


                                    ARTICLE X

                            Execution of Instruments


         Section 1. Checks, Notes, Drafts, etc:. Checks, notes, drafts, acceptances, bills of exchange and other orders or obligations for the payment of money shall be signed by such officer or officers or person or persons as the Board of Directors by resolution shall from time to time designate.

         Section 2. Sale or Transfer of Securities. Money market instruments, bonds or other securities at any time owned by the Corporation may be held on behalf of the Corporation or sold, transferred or otherwise disposed of subject to any limits imposed by these By-Laws, and pursuant to authorization by the Board and, when so authorized to be held on behalf of the Corporation or sold, transferred or otherwise disposed of, may be transferred from the name of the

Corporation by the signature of the President or a Vice President or the Treasurer or pursuant to any procedure approved by the Board of Directors, subject to applicable law.


                                   ARTICLE XI

                         Independent Public Accountants

         The firm of independent public accountants which shall sign or certify the financial statements of the Corporation which are filed with the Securities and Exchange Commission shall be selected annually by the Board of Directors and ratified by the Board of Directors or the stockholders in accordance with the provisions of the 1940 Act.


                                   ARTICLE XII

                                Annual Statements


         The books of account of the Corporation shall be examined by an independent firm of public accountants at the close of each annual period of the Corporation and at such other times as may be directed by the Board. A report to the stockholders based upon each such examination shall be mailed to each stockholder of the Corporation of record on such date with respect to each report as may be determined by the Board, at his address as the same appears on the books of the Corporation. Such annual statement shall also be placed on file at the Corporation's principal office in the State of Maryland. Each such report shall show the assets and liabilities of the Corporation as of the close of the annual or semi-annual period covered by the report and the securities in which the funds of the Corporation were then invested. Such report shall also show the Corporation's income and expenses for the period from the end of the Corporation's preceding fiscal year to the close of the annual or semi-annual period covered by the report and any other information required by the 1940 Act, and shall set forth such other matters as the Board or such firm of independent public accountants shall determine.


                                  ARTICLE XIII

                                   Amendments


         These By-Laws or any of them may be amended, altered or repealed at any annual meeting of the stockholders or at any special meeting of the stockholders at which a quorum is present or represented, provided that notice of the proposed amendment, alteration or repeal be contained in the notice of such special meeting. These By-Laws may also be amended, altered or repealed by the affirmative vote of a majority of the Board of Directors at any regular or special meeting of the Board of Directors.

            FOR ARTICLES OF INCORPORATION AS AMENDED AND SUPPLEMENTED
            TO DATE SEE EXHIBITS EX-99.B(1)(a) THROUGH EX-99.B(1)(d)
                  TO THIS REGISTRATION STATEMENT, AS FILED WITH
     THE SECURITIES AND EXCHANGE COMMISSION VIA EDGAR ON FEBRUARY 26, 1996
                   AS PART OF POST-EFFECTIVE AMENDMENT NO. 13

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                             ARTICLES SUPPLEMENTARY

         TOTAL RETURN U.S. TREASURY FUND, INC. (the "Corporation") having its principal office in the City of Baltimore, certifies that:

         FIRST: The Corporation's Board of Directors in accordance with Section 2-105(c) of the Maryland General Corporation Law has adopted a resolution designating the Corporation's classified one hundred million (100,000,000) shares of Common Stock, par value $.001 per share, having an aggregate value of $100,000.00, as follows: forty-four million (44,000,000) shares are designated "Flag Investors Total Return U.S. Treasury Fund Class A Shares" (the "Class A Shares"), five million (5,000,000) shares are designated "Flag Investors Total Return U.S. Treasury Fund Class B Shares" (the "Class B Shares"), forty-four million (44,000,000) shares are designated "ISI Total Return U.S. Treasury Fund Shares" (the "ISI Shares"), five hundred thousand (500,000) shares are designated "Flag Investors Total Return U.S. Treasury Fund Class D Shares" (the "Class D Shares") and six million, five hundred thousand (6,500,000) shares remain undesignated.

         SECOND: Immediately before the designation of the Class D Shares pursuant to these Articles Supplementary, the Corporation was authorized to issue one hundred million (100,000,000) shares of Common Stock, par value $.001 per share, having an aggregate par value of $100,000.00, of which forty million (40,000,000) shares were designated "Flag Investors Total Return U.S. Treasury Fund Class A Shares", five million (5,000,000) shares were designated "Flag Investors Total Return U.S. Treasury Fund Class B Shares" and renamed "Flag Investors Total Return U.S. Treasury Fund Class D Shares" by the Corporation's Board of Directors as authorized in the Corporation's Articles of Incorporation, forty million (40,000,000) shares were designated "ISI Total Return U.S. Treasury Fund Shares" and fifteen million (15,000,000) shares remained undesignated.

         THIRD: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

         IN WITNESS WHEREOF, Total Return U.S. Treasury Fund, Inc. has caused these Articles Supplementary to be executed by one of its Vice Presidents and its corporate seal to be affixed and attested by its Secretary on this 31st day of December, 1994.

[CORPORATE SEAL]



                              TOTAL RETURN U.S. TREASURY FUND, INC.



                              By:  /s/ Edward J. Veilleux
                                   -------------------------------
                              Vice President


                              Attest: /s/ Brian C. Nelson
                                      ----------------------------
                                      Secretary



         The undersigned, Vice President of TOTAL RETURN U.S. TREASURY FUND, INC., who executed on behalf of said corporation the foregoing Articles Supplementary to the Articles of Incorporation of which this certificate is made a part, hereby acknowledges, in the name and on behalf of said corporation, the foregoing Articles Supplementary to the Articles of Incorporation to be the corporate act of said corporation and further certifies that, to the best of his knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.



                                            /s/ Edward J. Veilleux
                                            -------------------------------
                                            Edward J. Veilleux

                    FLAG INVESTORS TOTAL RETURN U.S. TREASURY

                       FUND SHARES DISTRIBUTION AGREEMENT

                      TOTAL RETURN U.S. TREASURY FUND. INC.


         AGREEMENT made as of the 15th day of June, 1988 by and between TOTAL RETURN U.S. TREASURY FUND, INC., a Maryland Corporation (the "Fund") and ALEX. BROWN & SONS INCORPORATED, a Maryland corporation ("Alex. Brown").


                               W I T N E S S E T H


         WHEREAS, the Fund is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the Fund wishes to appoint Alex. Brown as the exclusive distributor of Flag Investors Total Return U.S. Treasury Fund Shares, (the "Shares"), a class of the Fund's shares, and Alex. Brown wishes to become the distributor of the Shares; and

         WHEREAS, the compensation to Alex. Brown hereunder and the payments contemplated by paragraph 5 constitute the financing of activities intended to result in the sale of Shares, and this Agreement is entered into pursuant to a "written plan" pursuant to Rule 12b-1 under the Act (the "Plan") allowing the Fund to make such payments.

         NOW THEREFORE, in consideration of the premises herein and of other good and valuable consideration the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment. The Fund hereby appoints Alex. Brown as Distributor for the Shares for the period and on the terms set forth in this Agreement. Alex. Brown accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Delivery of Documents. The Fund has furnished Alex. Brown with copies properly certified or authenticated of each of the following:

                  (a) The Fund's Articles of Incorporation, filed with the Secretary of State of Maryland on June 3, 1988 and all amendments thereto;

                  (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                  (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of Alex. Brown as the Fund's Distributor of the Shares and approving this Agreement;

                  (d) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-12179) and under the 1940 Act as filed with the SEC on June 6, 1988 relating to the shares of the Fund and all amendments thereto; and

                  (e) The Fund's most recent prospectus (such prospectus and all amendments and supplements thereto are herein called "Prospectus").

         The Fund will furnish Alex. Brown from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties as Distributor. Alex. Brown shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Distributor of the Shares. In carrying out its obligations hereunder. Alex. Brown shall:

                  (a) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund;

                  (b) take, on behalf of the Fund, all actions deemed necessary to carry into effect the distribution of the Shares; and,

                  (c) provide the Board of Directors of the fund with quarterly reports as required by Rule 12b-1 under the 1940 Act.

         4. Distribution of Shares. Alex. Brown shall be the exclusive distributor of the shares. It is mutually understood and agreed that Alex. Brown does not undertake to sell all or any specific portion of the Shares. The Fund shall not sell any of the Shares except through Alex. Brown and securities dealers who have valid Sub-Distribution Agreements with Alex. Brown. Notwithstanding the provisions of the foregoing sentence:

                  (a) the fund may issue Shares at their net asset value to any shareholder of the Fund purchasing such Shares with dividends or other cash distributions received from the Fund pursuant to an offer made to all shareholders; and

                  (b) Alex. Brown may, but shall not be obligated to purchase Shares that have been tendered for redemption and resell them in accordance with the terms of the Prospectus.

         5. Control by Board of Directors. Any distribution activities undertaken by Alex. Brown pursuant to this Agreement, as well as any other activities undertaken by Alex. Brown on behalf of the Fund pursuant thereto, shall at all times be subject to any directives of the Board of Directors of the Fund. The Board of Directors may agree on behalf of the Fund, to amendments to the Agreement, provided that any such amendment that would provide for a material increase in the amount expended by the Fund, must be approved by Fund Shareholders before becoming effective.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement. Alex. Brown shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder as amended;

                  (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                  (c) the provisions of the Articles of Incorporation of the Fund;

                  (d) the provisions of the By-Laws of the Fund;

                  (e) the rules and regulations of the National Association of Securities Dealers ("NASD") and all other self-regulatory organizations applicable to the sale of investment company shares; and

                  (f) any other applicable provisions of state and Federal law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and Alex. Brown as follows:

                  (a) Alex. Brown shall furnish, at its expense and without cost to the Fund, the services of personnel to the extent that such services are required to carry out its obligations under this Agreement.

                  (b) Alex. Brown shall bear the expenses of any promotional or sales literature used by Alex. Brown or furnished by Alex. Brown to purchasers or dealers in connection with the public offering of the Shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing.

                  (c) The Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the fees of the Fund's Advisor; the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing Shares of the Fund; all costs and expenses in connection with maintenance of registration of the Fund and the Shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); except as provided in subparagraph (a) above, the expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or members of any advisory board or committee other than such Directors or members who are "interested persons" within the meaning of Section 2(a)(19) of the Investment Company Act of 1940; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who art not interested persons (as defined in the Investment Company Act of 1940, as amended) of the Fund, and of independent accountants, in connection with any matter relating to the Fund, membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to legal claims and liabilities and litigation costs and any indemnification related thereto) and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Responsibilities. Alex. Brown may, but shall be under no duty to, perform services on behalf of the Fund which are not required by this Agreement upon the rest of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and Alex. Brown's charge in rendering such services may be billed monthly to the Fund, subject to examination by the

Fund's independent accountants. Payment or assumption by Alex. Brown of any Fund expense that Alex. Brown is not required to pay or assume under this Agreement shall not relieve Alex. Brown of any of its obligations to the Fund nor obligate Alex. Brown to pay or assume any similar Fund expense on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by Alex. Brown, the Fund shall pay to Alex. Brown, compensation at the annual rate of .25% of the average daily net assets of the Fund allocable to the Shares. Except as hereinafter set forth, continuing compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of Alex. Brown's compensation for the preceding month shall be made as promptly as possible.

         10. Compensation for Servicing Shareholder Accounts. The Fund acknowledges that Alex. Brown may compensate its investment representatives for opening accounts, processing investor letters of transmittals and applications and withdrawal and redemption orders responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of the Fund shareholders.

         11. Participating Dealer Agreements. Alex. Brown may enter into participating dealer agreements (the "Participating Dealer Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the NASD, who may wish to act as Participating Dealers in connection with the proposed offering. All Participating Dealer Agreements shall be in substantially the form of the agreement attached hereto an Exhibit "A". For processing Fund shareholders' redemption orders, responding to the inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund and communicating with the Fund, its transfer agent and Alex. Brown, Alex. Brown may pay each such Participating Dealer an amount not to exceed that portion of the compensation paid to Alex. Brown hereunder that is attributable to accounts of Fund shareholders who are customers of such Participating Dealers.

         12. Non-Exclusivity. The services of Alex. Brown to the Fund are not to be deemed exclusive and Alex. Brown shall be free to render distribution or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that employees or partners of Alex. Brown may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as employees or partners of Alex. Brown to the extent permitted by law; and that employees and partners of Alex. Brown are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

         13. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years and from year to year thereafter, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

                  (b) by the affirmative vote of a majority of the directors who are not interested persons of the Fund and who do not have a financial interest in the operation of this Agreement, by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated at any time on sixty
(60) days' written notice to the other party without the payment of any penalty,
(i) by vote of the Fund's Board of Directors, (ii) by vote of a majority of the directors who are not interested persons of the Fund and who do not have a financial interest in the operation of this Agreement, (iii) by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), or (iv) by Alex. Brown. The notice provided for herein may be waived by either party. This Agreement shall automatically terminate in the event of its assignment, the term "assignment" for this purpose having the meaning defined in Section 2(a)(4) of the 1940 Act.

         15. Liability. In the performance of its duties hereunder, Alex. Brown shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing all services provided for under this Agreement, but shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Alex. Brown or reckless disregard by Alex. Brown of its duties under this Agreement.

         16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other party it is agreed that the address of both Alex. Brown and the Fund for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

         17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States Courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


[SEAL]                              TOTAL RETURN U.S. TREASURY FUND, INC.


Attest: /s/ Brenda L. Bowers        By /s/ Brian C. Nelson
        --------------------        -----------------------------------
                                    Vice President and Secretary


                                    ALEX BROWN & SONS INCORPORATED
[SEAL]


Attest: /s/ Brenda L. Bowers        By /s/ Edward J. Veilleux
        --------------------        -----------------------------------

                     FORM OF PARTICIPATING DEALER AGREEMENT

                        _________________________, 198__



Gentlemen:

         Alex. Brown & Sons Incorporated ("Alex. Brown"), a Maryland corporation, serves as Distributor (the "Distributor") of the Total Return U.S. Treasury Fund, Inc., a Maryland corporation (the "Fund") for its Flag Investors Class of Shares (the "Flag Investors Shares"). The Fund is an open-end investment company registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Fund is offering the Flag Investors Shares to the public in accordance with the terms and conditions contained in the Prospectus of the Fund. (The term "Prospectus" as used herein refers to the prospectus on file with the Securities and Exchange Commission which is part of the registration statement under the Securities Act of 1933 (the "Securities Act")). In connection with the foregoing you may serve as a participating dealer (and, therefore, accept orders for the purchase or redemption of Flag Investors Shares, respond to shareholder inquiries and perform other related functions) on the following terms and conditions:

         1. Participating Dealer. You are hereby designated a Participating Dealer and are authorized to (i) accept orders for the purchase of Flag Investors Shares, and transmit to the Fund such orders and the payment made therefore, (ii) accept orders for the redemption of Flag Investors Shares, and transmit to the Fund such orders and all additional material, including any Flag Investors Share certificates, as may be required to complete the redemption, and
(iii) assist shareholders with the foregoing and other matters relating to their investments in the Fund, in each case subject to the terms and conditions set forth in the Prospectus. You are to review each Flag Investors Share purchase or redemption order submitted through you or with your assistance for completeness and accuracy. You further agree to undertake from time to time certain shareholder servicing activities for customers of yours who have purchased shares and who use your facilities to communicate with the fund or to effect redemptions or additional purchases of the Flag Investors Shares.

         2. Limitation of Authority. No person is authorized to make any representations concerning the Fund or the Flag Investors Shares except those contained in the Prospectus and in such printed information as the Distributor may subsequently prepare. No person is authorized to distribute any sales material relating to the Fund without the prior written approval of the Distributor.

         3. Compensation. As compensation for your services hereunder, the Distributor will pay you (i) applicable sales commissions as set forth in the Prospectus of the Fund and (ii) a shareholder processing and servicing fee computed at an annual rate of .25% of average daily net assets maintained by your customers in Shareholder accounts in the Fund, provided that said assets are at least $250,000. Shareholders must be listed as your customers in the records of the Fund for you to receive compensation for amounts held in the accounts of such Shareholders. You will look solely to the Distributor for payment hereunder and the Fund shall have no direct responsibility for any compensation. Payments due hereunder shall be made no less frequently than annually. Sales commissions are subject to change without notice by us and will comply with any changes in regulatory requirements. You agree that you will not combine customer orders to reach breakpoints in sales commissions for any purposes whatsoever unless authorized by the then current Prospectus or by us in writing. In determining the amounts payable to you hereunder, we reserve the right to exclude any sales which we reasonably determine are not made in accordance with the terms of the Prospectus and the provisions of this Agreement.

         4. Prospectus and Reports. You agree to comply with the provisions contained in the Securities Act governing the distribution of prospectuses to persons to whom you offer Flag Investors Shares. You further agree to deliver, upon our request, copies of any amended Prospectus to purchasers whose Flag Investors Shares you are holding as record owner and to deliver to such persons copies of the annual and interim reports and proxy solicitation materials of the Fund. We agree to furnish to you as many copies of the Prospectus, annual and interim reports and proxy solicitation materials as you may reasonably request.

         5. Qualification to Act. You represent that you are a member in good standing of the National Association of Securities Dealers, Inc. You agree that you will not offer Flag Investors Shares to persons in any jurisdiction in which you may not lawfully ask such offer due to the fact that you have not registered under, or are not exempt from, the applicable registration or licensing requirements of such jurisdiction.

         6. Customer Fees. You represent, (a) that you will provide a schedule of fees charged by you to persons who purchase Flag Investors Shares from you to all such persons, and (b) that the compensation paid to you under Section 5 of this Agreement, together with any other compensation paid to you by persons who purchase Flag Investors Shares from you will not be excessive or unreasonable under the laws and instruments governing your relationship with such persons.

         7. Blue Sky. The Fund has registered an indefinite number of Flag Investors Shares under the Securities Act. The Fund intends to register or qualify in all states where registration or qualification is required, with the exception of _______________. Upon application to us, we will inform you as to the states or other jurisdictions in which we believe the Flag Investors Shares have been qualified for sale under, or are exempt from the requirements of the respective securities laws of such states, but we assume no responsibility or obligation as to your right to sell Flag Investors Shares in any jurisdiction. We will file with the Department of State in New York a Further State Notice with respect to the Flag Investors Shares, if necessary.

         8. Authority of Fund. The Fund shall have full authority to take such action as it deems advisable in respect of all matters pertaining to the offering of the Flag Investors Shares, including the right not to accept any order for the purchase of Flag Investors Shares.

         9. Record Keeping. You will (i) maintain all records required by law to be kept by you relating to transactions in Flag Investors Shares and upon request by the Fund, promptly make such of these records available to the Fund as the Fund may reasonably request in connection with its operations, and (ii) promptly notify the Fund if you experience any difficulty in maintaining the records described in the foregoing clauses in an accurate and complete manner.

         10. Liability. The Distributor shall be under no liability to you except for lack of good faith and for obligations expressly assumed by it hereunder. In carrying out your obligations, you agree to act in good faith and without negligence. Nothing contained in this agreement is intended to operate as a waiver by the Distributor or you of compliance with any provision of the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated by the Securities and Exchange Commission thereunder.

         11. Termination. This agreement may be terminated by either party, without penalty, upon ten days' notice to the other party and shall automatically terminate in the event of its assignment, as defined in the Investment Company Act. This agreement may also be terminated at any time without penalty by the vote of a majority of the members of the Board of Directors of the Fund who are not "interested persons" (as such phrase is defined in the Investment Company Act), and have no direct or indirect financial interest in the operation of the Participating Dealer Agreement between the Fund and the Distributor or by the vote of a majority of the outstanding voting securities of the Fund.

         12. Communications. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one copy of this agreement.

                                             ALEX. BROWN & SONS
                                             INCORPORATED


                                             ______________________________
                                             (Authorized Signature)

Confirmed and accepted:

     Firm Name: _______________________

     By: ______________________________

     Address: _________________________


     Date: ___________________________

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                   ISI TOTAL RETURN U.S. TREASURY FUND SHARES

                             DISTRIBUTION AGREEMENT


         AGREEMENT made as of the 30th day of November, 1990, by and between TOTAL RETURN U.S. TREASURY FUND, INC., a Maryland corporation (the "Fund"), and ARMATA FINANCIAL CORP., a Maryland corporation ("AFC").


                               W I T N E S S E T H


         WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and

         WHEREAS, the Fund wishes to appoint AFC as the exclusive distributor of the class of shares of the Fund known as the ISI Total Return U.S. Treasury Fund Shares (the "Shares") and AFC wishes to become the distributor of the Shares; and

         WHEREAS, the compensation to AFC hereunder and the payments contemplated by paragraph 9 constitute the financing of activities intended to result in the sale of Shares, this Agreement is entered into pursuant to a "written plan" pursuant to Rule 12b-1 under the 1940 Act (the "Plan") allowing the Fund to make such payments.

         NOW, THEREFORE, in consideration of the premises, and of other good and valuable consideration by each of the parties hereto to the other party paid, and of the agreements, covenants and obligations herein contained, the parties hereto agree as follows:

         1. Appointment. The Fund appoints AFC as the exclusive distributor of the Shares for the period and on the terms set forth in this Agreement. AFC accepts such appointment and agrees to render the services herein set forth for the compensation herein provided.

         2. Delivery of Documents. The Fund has furnished AFC with copies, properly certified or authenticated, of each of the following:

                  (a) The Fund's Articles of Incorporation, filed with the Secretary of State of Maryland on June 3, 1988 and all amendments thereto;

                  (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                  (c) Resolutions of the Fund's Board of Directors authorizing the appointment of AFC as the Fund's Distributor of the Shares and approving this Agreement;

                  (d) The Fund's Notification of Registration filed pursuant to
Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (the "SEC") on June 6, 1988;

                  (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-12179) and under the 1940 Act as filed with the SEC on June 6, 1988 relating to the Fund and all amendments thereto; and

                  (f) The Fund's most recent prospectus for the Shares (such prospectus and all amendments and supplements thereto are herein called "Prospectus").

         The Fund will furnish AFC from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties as Distributor. AFC agrees that all solicitations for subscriptions for Shares shall be made in accordance with Fund's Articles of Incorporation and By-Laws, and its then current Registration Statement, Prospectus and Statement of Additional Information, and shall not at any time or in any manner violate any provisions of the laws of the United States or of any state or other jurisdiction in which solicitations are then being made. In carrying out its obligations hereunder, AFC shall undertake the following actions and responsibilities:

                  (a) receive orders for purchase of Shares, accept or reject such orders on behalf of the Fund in accordance with the currently effective Prospectus for the Shares and the Fund's Statement of Additional Information and transmit such orders as are so accepted to the Fund's transfer agent as promptly as possible;

                  (b) receive requests for redemption from holders of Shares and transmit such redemption requests to the Fund's transfer agent as promptly as possible;

                  (c) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund;

                  (d) provide to the Fund's Treasurer, at least quarterly, a written report of the amounts expended in connection with all distribution services rendered pursuant to this Agreement, including an explanation of the purposes for which such expenditures were made; and

                  (e) take, on behalf of the Fund, all actions which appear to the Fund necessary to carry into effect the distribution of the Shares and perform such other administrative duties with respect to the Shares as the Fund's Board of Directors may require.

         4. Distribution of Shares. AFC shall be the exclusive distributor of the Shares. It is mutually understood and agreed that AFC does not undertake to sell all or any specific portion of the Shares. The Fund shall not sell any of the Shares except through AFC and securities dealers who have valid Agency Distribution Agreements with AFC. Notwithstanding the provisions of the foregoing sentence the Fund may issue its Shares at their net asset value to any shareholder of the Fund purchasing such Shares with dividends or other cash distributions received from the Fund pursuant to an offer made to all shareholders.

         5. Control by Board of Directors. Any distribution activities undertaken by AFC pursuant to this Agreement, as well as any other activities undertaken by AFC on behalf of the Fund pursuant hereto, shall at all times be subject to any directives of the Board of Directors of the Fund. The Board of Directors may agree, on behalf of the Fund, to amendments to this Agreement, provided that any such amendment that would provide for a material increase in the amount expended by the Fund must be approved by the shareholders of the Fund before becoming effective.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, AFC shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder as amended;

                  (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act;

                  (c) the provisions of the Articles of Incorporation of the Fund;


                  (d) the provisions of the By-Laws of the Fund;

                  (e) the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and all other self-regulatory organizations applicable to the sale of investment company shares; and

                  (f) any other applicable provisions of state and federal law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and AFC as follows:

                  (a) AFC shall furnish, at its expense and without cost to the Fund, the services of personnel to the extent that such services are required to carry out their obligations under this Agreement;

                  (b) AFC shall bear the expenses of any promotional or sales literature used by AFC or furnished by AFC to purchasers or dealers in connection with the public offering of the Shares and the expenses of advertising in connection with such public offering;

                  (c) the Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the fees of the Fund's investment advisor; the charges and expenses of any registrar, any custodian or depositary appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to federal, state or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing Shares; all costs and expenses in connection with maintenance of registration of the Fund and its shares with the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of directors or members of any advisory board or committee other than such directors or member who are "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act); all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Fund's Shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act), and of independent accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings;

postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Responsibilities. AFC may, but shall be under no duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and AFC's charges in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by AFC of any Fund expense that AFC is not required to pay or assume under this Agreement shall not relieve AFC of any of its obligations to the Fund or obligate AFC to pay or assume any similar Fund expense on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by AFC, the Fund shall pay to AFC, compensation at the annual rate of
 .25% of the average daily net assets of the Shares of the Fund. Except as hereinafter set forth, continuing compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month compensation for the part of the month during which this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above.

         10. Compensation for Servicing Shareholder Accounts. The Fund acknowledges that AFC may compensate its investment representatives for opening accounts, processing investor letters of transmittals and applications and withdrawal and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of the Fund shareholders.

         11. Agency Distribution Agreements. AFC may enter into agency distribution agreements (the "Agency Distribution Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the NASD, who may wish to act as a transmitting broker in connection with the proposed offering. All Agency Distribution Agreements shall be in substantially the form of the agreement attached hereto as Exhibit "A". For processing Fund shareholders' redemption orders, responding to the inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund and communicating with the Fund, its transfer agent and AFC, AFC may pay each such transmitting broker an amount not to exceed that portion of the compensation paid to AFC hereunder that is attributable to accounts of Fund shareholders who are customers of such transmitting broker.

         12. Non-Exclusivity. The services of AFC to the Fund are not to be deemed exclusive and AFC shall be free to render distribution or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that officers or directors of AFC may serve as officers or directors of the Fund, and that officers or directors of the Fund may serve as officers or directors of AFC to the extent permitted by law; and that officers or directors of AFC are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, officers or directors of any other firm or corporation, including other investment companies.

         13. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years and from year to year thereafter, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act), and

                  (b) by the affirmative vote of a majority of the directors who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and who do not have a financial interest in the operation of this Agreement, by votes cast in person at a meeting specifically called for such purpose.

         14. Termination. This Agreement may be terminated at any time, on sixty
(60) days' written notice to the other party without the payment of any penalty,
(i) by vote of the Fund's Board of Directors, (ii) by vote of a majority of the directors who are not "interested persons" of the Fund (as defined in Section 2(a)(19) of the 1940 Act) and who do not have a financial interest in the operation of this Agreement, (iii) by vote of a majority of the Fund's outstanding voting securities (as defined in Section 2(a)(42) of the 1940 Act) or (iv) by AFC. The notice provided for herein may be waived by each party. This Agreement shall automatically terminate in the event of its assignment as defined in Section 2(a)(4) of the 1940 Act.

         15. Liability. In the performance of its duties hereunder, AFC shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing all services provided for under this Agreement, but shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of AFC or reckless disregard by AFC of its duties under this Agreement.

         16. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other parties at such address as such other party may designate for the receipt of such notice. Until further notice to the other parties, the addresses of the Fund and AFC are as follows:

                           If to AFC:
                           Armata Financial Corp.
                           135 East Baltimore Street
                           Baltimore, Maryland  21202

                           If to the Fund:
                           Total Return U.S. Treasury Fund, Inc.
                           1290 Avenue of the Americas
                           New York, New York  10104


         17. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.

[SEAL]                                 TOTAL RETURN U.S. TREASURY FUND, INC.


Attest:/s/ David C. Volley             By/s/ Brian C. Nelson
       -------------------               -----------------------------------
                                         Vice President and Secretary


[SEAL]                                 ARMATA FINANCIAL CORP.


Attest:/s/ David C. Volley             By/s/ Edward J. Veilleux
       -------------------               -----------------------------------

                                    Exhibit A


                               ISI FAMILY OF FUNDS
                                717 Fifth Avenue
                            New York, New York 10022


                          AGENCY DISTRIBUTION AGREEMENT


                          ______________________, 19__



Gentlemen:

         Armata Financial Corp. ("Armata"), a Maryland corporation, serves as distributor (the "Distributor") of the ISI Family of Mutual Funds (collectively, the "Funds", individually a "Fund"). The Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Funds offer their shares ("Shares") to the public in accordance with the terms and conditions contained in the Prospectus of each Fund. The term "Prospectus" used herein refers to the prospectus on file with the Securities and Exchange Commission which is part of the registration statement of each Fund under the Securities Act of 1933 (the "Securities Act"). In connection with the foregoing you may serve as a participating dealer (and, therefore, accept orders for the purchase or redemption of Shares, respond to shareholder inquiries and perform other related functions) on the following terms and conditions:

         1. Transmitting Broker. You are hereby designated a Transmitting Broker and as such are authorized (i) to accept orders for the purchase of Shares and to transmit to the Funds such orders and the payment made therefore, (ii) to accept orders for the redemption of Shares and to transmit to the Funds such orders and all additional material including any certificates for Shares, as may be required to complete the redemption and (iii) to assist shareholders with the foregoing and other matters relating to their investments in each Fund, in each case subject to the terms and conditions set forth in the Prospectus of each Fund. You are to review each Share purchase or option order submitted through you or with your assistance for completeness and accuracy. You further agree to undertake from time to time certain shareholder servicing activities for customers of yours who have purchased Shares and who use your facilities to communicate with the Funds or to effect redemptions or additional purchases of Shares.

         2. Limitation of Authority. No person is authorized to make any representations concerning the Funds or the Shares except those contained in the Prospectus of each Fund and in such printed information as the Distributor may subsequently prepare. No person is authorized to distribute any sales material relating to any Fund without the prior approval of the Distributor.

         3. Compensation. As compensation for such services, you will look solely to the Distributor, and you acknowledge that the Funds shall have no direct responsibility for any compensation. In addition to any sales charge payable to you by your customer pursuant to a Prospectus, the Distributor will pay you no less often than annually a shareholder processing and servicing fee

(as we may determine from time to time in writing) computed as a percentage of the average daily net assets maintained with each Fund during the preceding period by shareholders who purchase their shares through you or with your assistance, provided that said assets are at $250,000 for each Fund for which you are to be compensated and provided that in an all cases your name is transmitted with each shareholder's purchase order.

         4. Prospectus and Reports. You agree to comply with the provisions contained in the Securities Act governing the distribution of prospectuses to persons to whom you offer Shares. You further agree to deliver, upon our request copies of any amended Prospectus of the relevant Fund to purchasers whose Shares you are holding as record owner and to deliver to such persons copies of the annual and interim reports and proxy solicitation materials of the Funds. We agree to furnish to you as many copies of each Prospectus, annual and interim reports and proxy solicitation materials as you may reasonably request.

         5. Qualification to Act. You represent that you are a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"). Your expulsion or suspension from the NASD will automatically terminate this Agreement on the effective date of such expulsion or suspension. You agree that you will not offer Shares to persons in any jurisdiction in which you may not lawfully make such offer due to the fact that you have not registered under, or are not exempt from, the applicable registration or licensing requirements of such jurisdiction. You agree that in performing the services under this Agreement, you at all times will comply with the Rules of Fair Practice of the NASD, including, without limitation, the provisions of Section 26 of such Rules. You agree that you will not combine customer orders to reach breakpoints in commissions for any purposes whatsoever unless authorized by the then current Prospectus in respect of Shares of a particular class or by us in writing. You also agree that you will place orders immediately upon their receipt and will not withhold any order so as to profit therefrom. In determining the amount payable to you hereunder, we reserve the right to exclude any sales which we reasonably determine are not made in accordance with the terms of the Prospectus and provisions of the Agreement.

         6. Blue Sky. The Funds have registered an indefinite number of Shares under the Securities Act. The Funds intend to register or qualify in certain states where registration or qualification is required. We will inform you as to the states or other jurisdictions in which we believe the Shares have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states. You agree that you will offer Shares to your customers only in those states where such Shares have been registered, qualified, or an exemption is available. We assume no responsibility or obligation as to your right to sell Shares in any jurisdiction. We will file with the Department of State in New York a State Notice and a Further State Notice with respect to the Shares, if necessary.

         7. Authority of Fund. Each of the Funds shall have full authority to take such action as it deems advisable in respect of all matters pertaining to the offering of its Shares, including the right not to accept any order for the purchase of shares.

         8. Record Keeping. You will (i) maintain all records required by law to be kept by you relating to transactions in Shares and, upon request by any Fund, promptly make such of these records available to the Fund as the Fund may reasonably request in connection with its operations and (ii) promptly notify the Fund if you experience any difficulty in maintaining the records described in the foregoing clauses in an accurate and complete manner.

         9. Liability. The Distributor shall be under no liability to you except for lack of good faith and for obligations assumed by them hereunder. In carrying out your obligations, you agree to act in good faith and without negligence. Nothing contained in this Agreement is intended to operate as a waiver by the Distributor or you of compliance with any provision of the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated by the Securities and Exchange Commission thereunder.


         10. Termination. This Agreement may be terminated by either party, without penalty, upon ten days' notice to the other party and shall automatically terminate in the event of its assignment (as defined in the Investment Company Act). This Agreement may also be terminated at any time for any particular Fund without penalty by the vote of a majority of the members of the Board of Directors or Trustees of such Fund who are not "interested persons" (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Distribution Agreement between such Fund and the Distributor or by the Agreement of a majority of the outstanding voting securities of the Fund.

         11. Communications. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one copy of this agreement.


                                        ARMATA FINANCIAL CORP.



                                        _______________________________
                                             (Authorized Signature)



Confirmed and accepted:



Firm Name:  _______________________


By: _______________________________


Address: __________________________


Date: _____________________________

                      TOTAL RETURN U.S. TREASURY FUND, INC.
                          FLAG INVESTORS CLASS B SHARES
                                     FORM OF
                             DISTRIBUTION AGREEMENT



         AGREEMENT, made as of the ____ day of ___________, 19___, by and between TOTAL RETURN U.S. TREASURY FUND, INC., a Maryland corporation (the "Fund"), and ALEX. BROWN & SONS INCORPORATED, a Maryland corporation ("Alex. Brown").


                               W I T N E S S E T H


             WHEREAS, the Fund is registered as an open-end, diversified, management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

             WHEREAS, the Fund wishes to appoint Alex. Brown as the exclusive distributor of the class of shares of the Fund known as the Flag Investors Class B Shares (the "Shares") and Alex. Brown wishes to become the distributor of the Shares; and

             WHEREAS, the compensation to Alex. Brown hereunder and the payments contemplated by paragraph 9 constitute the financing of activities intended to result in the sale of Shares, and this Agreement is entered into pursuant to a "written plan" pursuant to Rule 12b-1 under the Act (the "Plan") allowing the Fund to make such payments.

             NOW, THEREFORE, in consideration of the premises herein and of other good and valuable consideration the receipt whereof is hereby acknowledged, the parties hereto agree as follows:

         1. Appointment. The Fund appoints Alex. Brown as Distributor for the Shares for the period and on the terms set forth in this Agreement. The Fund may from time to time issue separate series or classes of its shares of common stock, or classify and reclassify shares of such series as classes, and the appointment effected hereby shall constitute appointment for the distribution of such additional series and classes unless the parties shall otherwise agree in writing. Alex. Brown accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided.

         2. Delivery of Documents. The Fund has furnished Alex. Brown with copies properly certified or authenticated, of each of the following:

                  (a) The Fund's Articles of Incorporation, filed with the Secretary of State of Maryland on June 3, 1988 and all amendments thereto (the "Articles of Incorporation");

                  (b) The Fund's By-Laws and all amendments thereto (such By-Laws, as presently in effect and as they shall from time to time be amended, are herein called the "By-Laws");

                  (c) Resolutions of the Fund's Board of Directors and shareholders authorizing the appointment of Alex. Brown as the Fund's Distributor of the Shares and approving this Agreement;


                  (d) The Fund's Notification of Registration filed pursuant to Section 8(a) of the 1940 Act on Form N-8A under the 1940 Act, as filed with the Securities and Exchange Commission (the "SEC") on June 6, 1988;

                  (e) The Fund's Registration Statement on Form N-1A under the Securities Act of 1933, as amended (the "1933 Act") (File No. 33-12179) and under the 1940 Act as filed with the SEC on June 6, 1988 relating to the Shares of the Fund, and all amendments thereto; and

                  (f) The Fund's most recent prospectus for the Shares (such prospectus and all amendments and supplements thereto are herein called "Prospectus").

             The Fund will furnish Alex. Brown from time to time with copies, properly certified or authenticated, of all amendments or supplements to the foregoing, if any, and all documents, notices and reports filed with the SEC.

         3. Duties as Distributor. Alex. Brown shall give the Fund the benefit of its best judgment, efforts and facilities in rendering its services as Distributor of the Shares. Alex. Brown shall:

                  (a) respond to inquiries from the Fund's shareholders concerning the status of their accounts with the Fund;

                  (b) take, on behalf of the Fund, all actions deemed necessary to carry into effect the distribution of the Shares;

                  (c) provide the Board of Directors of the Fund with quarterly reports as required by Rule 12b-1 under the 1940 Act.

         4. Distribution of Shares. Alex. Brown shall be the exclusive distributor of the Shares. It is mutually understood and agreed that Alex. Brown does not undertake to sell all or any specific portion of the Shares. The Fund shall not sell any of the Shares except through Alex. Brown and securities dealers who have valid Sub-Distribution Agreements with Alex. Brown. Notwithstanding the provisions of the foregoing sentence, the Fund may issue its Shares at their net asset value to any shareholder of the Fund purchasing such Shares with dividends or other cash distributions received from the Fund pursuant to an offer made to all shareholders.

         5. Control by Board of Directors. Any distribution activities undertaken by Alex. Brown pursuant to this Agreement, as well as any other activities undertaken by Alex. Brown on behalf of the Fund pursuant hereto, shall at all times be subject to any directives of the Board of Directors of the Fund. The Board of Directors may agree, on behalf of the Fund, to amendments to this Agreement, provided that the Fund must obtain prior approval of the shareholders of the Fund to any amendment which would result in a material increase in the amount expended by the Fund.

         6. Compliance with Applicable Requirements. In carrying out its obligations under this Agreement, Alex. Brown shall at all times conform to:

                  (a) all applicable provisions of the 1940 Act and any rules and regulations adopted thereunder as amended;

                  (b) the provisions of the Registration Statement of the Fund under the 1933 Act and the 1940 Act and any amendments and supplements thereto;

                  (c) the provisions of the Articles of Incorporation of the Fund and any amendments thereto;

                  (d) the provisions of the By-Laws of the Fund;

                  (e) the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and all other self-regulatory organizations applicable to the sale of investment company shares; and

                  (f) any other applicable provisions of Federal and State law.

         7. Expenses. The expenses connected with the Fund shall be allocable between the Fund and Alex. Brown as follows:

                  (a) Alex. Brown shall furnish, at its expense and without cost to the Fund, the services of personnel to the extent that such services are required to carry out their obligations under this Agreement;

                  (b) Alex. Brown shall bear the expenses of any promotional or sales literature used by Alex. Brown or furnished by Alex. Brown to purchasers or dealers in connection with the public offering of the Shares, the expenses of advertising in connection with such public offering and all legal expenses in connection with the foregoing;

                  (c) the Fund assumes and shall pay or cause to be paid all other expenses of the Fund, including, without limitation: the fees of the Fund's investment advisor; the charges and expenses of any registrar, custodian or depositary appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any stock transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and corporate fees payable by the Fund to Federal, State or other governmental agencies; the cost and expense of engraving or printing of stock certificates representing Shares; all costs and expenses in connection with maintenance of registration of the Fund and the Shares with the SEC and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel) except as provided in subparagraph (a) above, the expenses of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) or members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Shares; charges and expenses of legal counsel, including counsel to the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act), and of independent accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         8. Delegation of Responsibilities. Alex. Brown may, but shall be under no duty to, perform services on behalf of the Fund which are not required by this Agreement upon the request of the Fund's Board of Directors. Such services will be performed on behalf of the Fund and Alex. Brown's charge in rendering such services may be billed monthly to the Fund, subject to examination by the Fund's independent accountants. Payment or assumption by Alex. Brown of any Fund expense that Alex. Brown is not required to pay or assume under this Agreement shall not relieve Alex. Brown of any of its obligations to the Fund or obligate Alex. Brown to pay or assume any similar Fund expense on any subsequent occasions.

         9. Compensation. For the services to be rendered and the expenses assumed by Alex. Brown, the Fund shall pay to Alex. Brown, compensation at the annual rate of .35% of the average daily net assets of the shares of the Fund. Except as hereinafter set forth, continuing compensation under this Agreement shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly. If this Agreement becomes effective subsequent to the first day of a month or shall terminate before the last day of a month compensation for that part of the month this Agreement is in effect shall be prorated in a manner consistent with the calculations of the fees as set forth above. Payment of Alex. Brown's compensation for the preceding month shall be made as promptly as possible.

         10. Service Fee. The Fund shall pay Alex. Brown a service fee (as such term is defined in the NASD Rules of Fair Practice) equal to .25% of the average daily net assets of the Shares of the Fund. Such fee shall be calculated and accrued daily and the amounts of the daily accruals shall be paid monthly in the manner described in paragraph 9 above.

         11. Compensation for Servicing Shareholder Accounts. The Fund acknowledges that Alex. Brown may compensate its investment representatives for opening accounts, processing investor letters of transmittals and applications and withdrawal and redemption orders, responding to inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund, and communicating with the Fund and its transfer agent on behalf of the Fund shareholders.

         12. Sub-Distribution Agreements. Alex. Brown may enter into Sub-Distribution Agreements (the "Sub-Distribution Agreements") with any securities dealer who is registered under the Securities Exchange Act of 1934 and a member in good standing of the NASD, who may wish to act as a Participating Dealer in connection with the proposed offering. All Sub-Distribution Agreements shall be in substantially the form of the agreement attached hereto as Exhibit "A". For processing Fund shareholders' redemption orders, responding to the inquiries from Fund shareholders concerning the status of their accounts and the operations of the Fund and communicating with the Fund, its transfer agent and Alex. Brown, Alex. Brown may pay each such Participating Dealer an amount not to exceed that portion of the compensation paid to Alex. Brown hereunder that is attributable to accounts of Fund shareholders who are customers of such Participating Dealer.

         13. Non-Exclusivity. The services of Alex. Brown to the Fund are not to be deemed exclusive and Alex. Brown shall be free to render distribution or other services to others (including other investment companies) and to engage in other activities. It is understood and agreed that directors, officers or employees of Alex. Brown may serve as directors or officers of the Fund, and that directors or officers of the Fund may serve as directors, officers and employees of Alex. Brown to the extent permitted by law; and that directors, officers and employees of Alex. Brown are not prohibited from engaging in any other business activity or from rendering services to any other person, or from serving as partners, directors or officers of any other firm or corporation, including other investment companies.

         14. Term and Approval. This Agreement shall become effective at the close of business on the date hereof and shall remain in force and effect for an initial term of two years and from year to year thereafter, provided that such continuance is specifically approved at least annually:

                  (a) (i) by the Fund's Board of Directors or (ii) by the vote of a majority of the outstanding voting securities (as defined in the 1940
Act), and

                  (b) by the affirmative vote of a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and do not have a financial interest in the operation of this Agreement, by votes cast in person at a meeting specifically called for such purpose.

         15. Termination. This Agreement may be terminated at any time, on sixty (60) days' written notice to the other party without the payment of any penalty, (i) by vote of the Fund's Board of Directors, (ii) by vote of a majority of the directors who are not "interested persons" of the Fund (as defined in the 1940 Act) and do not have a financial interest in the operation of this Agreement, (iii) by vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or (iv) by Alex. Brown. The notice provided for herein may be waived by each party. This Agreement shall automatically terminate in the event of its assignment (as the term is defined in the 1940 Act).

         16. Liability. In the performance of its duties hereunder, Alex. Brown shall be obligated to exercise care and diligence and to act in good faith and to use its best efforts within reasonable limits in performing all services provided for under this Agreement, but shall not be liable for any act or omission which does not constitute willful misfeasance, bad faith or gross negligence on the part of Alex. Brown or reckless disregard by Alex. Brown of its duties under this Agreement.

         17. Notices. Any notices under this Agreement shall be in writing, addressed and delivered or mailed postage paid to the other party at such address as such other party may designate for the receipt of such notice. Until further notice to the other parties, it is agreed that the address of both Alex. Brown and the Fund for this purpose shall be 135 East Baltimore Street, Baltimore, Maryland 21202.

         18. Questions of Interpretation. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is revised by rule, regulation or order of the SEC, such provision shall be deemed to incorporate the effect of such rule, regulation or order. Otherwise the provisions of this Agreement shall be interpreted in accordance with the laws of Maryland.

             IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed in duplicate by their respective officers as of the day and year first above written.


[SEAL]                               TOTAL RETURN U.S. TREASURY FUND, INC.


Attest:__________________            By _____________________________________
                                        Title:



[SEAL]                               ALEX. BROWN & SONS INCORPORATED


Attest:__________________            By _____________________________________
                                        Title:

                        FLAG INVESTORS FAMILY OF FUNDS
                           135 East Baltimore Street
                          Baltimore, Maryland 21202

                           SUB-DISTRIBUTION AGREEMENT

                           _____________________, 19__


Gentlemen:

             Alex. Brown & Sons Incorporated ("Alex. Brown"), a Maryland corporation, serves as distributor (the "Distributor") of the Flag Investors Funds (collectively, the "Funds", individually a "Fund"). The Funds are open-end investment companies registered under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The Funds offer their shares ("Shares") to the public in accordance with the terms and conditions contained in the Prospectus of each Fund. The term "Prospectus" used herein refers to the prospectus on file with the Securities and Exchange Commission which is part of the registration statement of each Fund under the Securities Act of 1933 (the "Securities Act"). In connection with the foregoing you may serve as a participating dealer (and, therefore, accept orders for the purchase or redemption of Shares, respond to shareholder inquiries and perform other related functions) on the following terms and conditions:

         1. Participating Dealer. You are hereby designated a Participating Dealer and as such are authorized (i) to accept orders for the purchase of Shares and to transmit to the Funds such orders and the payment made therefore, (ii) to accept orders for the redemption of Shares and to transmit to the Funds such orders and all additional material, including any certificates for Shares, as may be required to complete the redemption and
(iii) to assist shareholders with the foregoing and other matters relating to their investments in each Fund, in each case subject to the terms and conditions set forth in the Prospectus of each Fund. You are to review each Share purchase or redemption order submitted through you or with your assistance for completeness and accuracy. You further agree to undertake from time to time certain shareholder servicing activities for customers of yours who have purchased Shares and who use your facilities to communicate with the Funds or to effect redemptions or additional purchases of Shares.

         2. Limitation of Authority. No person is authorized to make any representations concerning the Funds or the Shares except those contained in the Prospectus of each Fund and in such printed information as the Distributor may subsequently prepare. No person is authorized to distribute any sales material relating to any Fund without the prior written approval of the Distributor.

         3. Compensation. As compensation for such services, you will look solely to the Distributor, and you acknowledge that the Funds shall have no direct responsibility for any compensation. In addition to any sales charge payable to you by your customer pursuant to a Prospectus, the Distributor will pay you no less often than annually a shareholder processing and service fee (as we may determine from time to time in writing) computed as a percentage of the average daily net assets maintained with each Fund during the preceding period by shareholders who purchase their shares through you or with your assistance, provided that said assets are at least $250,000 for each Fund for which you are to be compensated, and provided that in all cases your name is transmitted with each shareholder's purchase order.

         4. Prospectus and Reports. You agree to comply with the provisions contained in the Securities Act governing the distribution of prospectuses to persons to whom you offer Shares. You further agree to deliver, upon our request, copies of any amended Prospectus of the relevant Fund to purchasers whose Shares you are holding as record owner and to deliver to such persons copies of the annual and interim reports and proxy solicitation materials of the Funds. We agree to furnish to you as many copies of each Prospectus, annual and interim reports and proxy solicitation materials as you may reasonably request.

         5. Qualification to Act. You represent that you are a member in good standing of the National Association of Securities Dealers, Inc. (the "NASD"). Your expulsion or suspension from the NASD will automatically terminate this Agreement on the effective date of such expulsion or suspension. You agree that you will not offer Shares to persons in any jurisdiction in which you may not lawfully make such offer due to the fact that you have not registered under, or are not exempt from, the applicable registration or licensing requirements of such jurisdiction. You agree that in performing the services under this Agreement, you at all times will comply with the Rules of Fair Practice of the NASD, including, without limitation, the provisions of Section 26 of such Rules. You agree that you will not combine customer orders to reach breakpoints in commissions for any purposes whatsoever unless authorized by the then current Prospectus in respect of Shares of a particular class or by us in writing. You also agree that you will place orders immediately upon their receipt and will not withhold any order so as to profit therefrom. In determining the amount payable to you hereunder, we reserve the right to exclude any sales which we reasonably determine are not made in accordance with the terms of the Prospectus and provisions of the Agreement.

         6. Blue Sky. The Funds have registered an indefinite number of Shares under the Securities Act. The Funds intend to register or qualify in certain states where registration or qualification is required. We will inform you as to the states or other jurisdictions in which we believe the Shares have been qualified for sale under, or are exempt from the requirements of, the respective securities laws of such states. You agree that you will offer Shares to your customers only in those states where such Shares have been registered, qualified, or an exemption is available. We assume no responsibility or obligation as to your right to sell Shares in any jurisdiction. We will file with the Department of State in New York a State Notice and a Further State Notice with respect to the Shares, if necessary.

         7. Authority of Fund. Each of the Funds shall have full authority to take such action as it deems advisable in respect of all matters pertaining to the offering of its Shares, including the right not to accept any order for the purchase of Shares.

         8. Record Keeping. You will (i) maintain all records required by law to be kept by you relating to transactions in Shares and, upon request by any Fund, promptly make such of these records available to the Fund as the Fund may reasonably request in connection with its operations and (ii) promptly notify the Fund if you experience any difficulty in maintaining the records described in the foregoing clauses in an accurate and complete manner.

         9. Liability. The Distributor shall be under no liability to you except for lack of good faith and for obligations expressly assumed by it hereunder. In carrying out your obligations, you agree to act in good faith and without negligence. Nothing contained in this Agreement is intended to operate as a waiver by the Distributor or you of compliance with any provision of the Investment Company Act, the Securities Act, the Securities Exchange Act of 1934, as amended, or the rules and regulations promulgated by the Securities and Exchange Commission thereunder.

         10. Termination. This Agreement may be terminated by either party, without penalty, upon ten days' notice to the other party and shall automatically terminate in the event of its assignment (as defined in the Investment Company Act). This Agreement may also be terminated at any time for any particular Fund without penalty by the vote of a majority of the members of the Board of Directors or Trustees of such Fund who are not "interested persons" (as defined in the Investment Company Act) and who have no direct or indirect financial interest in the operation of the Distribution Agreement between such Fund and the Distributor or by the vote of a majority of the outstanding voting securities of the Fund.

         11. Communications. All communications to us should be sent to the above address. Any notice to you shall be duly given if mailed or telegraphed to you at the address specified by you below.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us one copy of this agreement.

                                 ALEX. BROWN & SONS INCORPORATED


                                 ------------------------------------------
                                 (Authorized Signature)



Confirmed and accepted:


Firm Name: ________________________


By: _______________________________


Address: __________________________


Date:______________________________

                                 FLAG INVESTORS

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                                DISTRIBUTION PLAN


         1. The Plan. This Plan (the "Plan") is a written plan as described in Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "Act") of Total Return U.S. Treasury Fund, Inc. (the "Fund") for the Flag Investors Class of the Fund's Shares (the "Shares"). Other capitalized terms herein have the meaning given to them in the Fund's prospectus.

         2. Payments Authorized. Alex. Brown is authorized, pursuant to the Plan, to make payments to any Participating Dealer under a Sub-Distribution Agreement, to accept payments made to them under the Distribution Agreements and to make payments on behalf of the Fund to Shareholder Servicing Agents under Shareholder Services Agreements as follows:

                  (a) as reimbursement for direct expenses incurred in the course of distributing Fund shares or providing administrative assistance to the Fund or its shareholders; and

                  (b) at a rate specified in the Flag Investors Class Distribution Agreement between the Fund and Alex. Brown (the "Distribution Agreement") in any Sub-Distribution Agreement, and in any Shareholder Servicing Agreement.

         Alex. Brown may make payments in any amount, provided that (i) the total amount of all payments made during a fiscal year of the Fund (whether made under (a) and/or (b) above) do not exceed, in any fiscal year of the Fund, the amount paid to Alex. Brown under the Distribution Agreement which is an annual fee, calculated on an average daily net basis and paid monthly, equal to .25% of the first $100 million of the net assets of the Flag Investors Class Shares; and
(ii) a majority of the Fund's Non-Interested Directors may at any time decrease or limit the aggregate amount of all payments or decrease or limit the amount payable to any recipient.

         3. Expenses Authorized. Alex. Brown is authorized, pursuant to the Plan, from sums paid to it under the Distribution Agreement subject to the limitations of Section 2 hereto, to purchase advertising for Flag Investors Class Shares, to pay for sales literature and other promotional material, and to make payments to sales personnel affiliated with it for their efforts in connection with sales of the Shares. Any such advertising and sales material may include references to other open-end investment companies or other investments, provided that expenses relating to such advertising and sales material will be allocated among such other investment companies or investments in an equitable manner, and any salesmen so paid are not required to devote their time solely to the sale of the Shares.

         4. Certain Other Payments Authorized. As set forth in the Distribution Agreement the Fund assumes certain expenses, which Alex. Brown as Distributor and Administrator is authorized to pay or cause to be paid on its behalf and such payments shall not be included in the limitations contained in this Plan. These expenses include (i) investment advisory fees; (ii) charges or expenses of any registrar or custodian; (iii) fees and expenses of the Fund's transfer agent, brokerage commissions; (iv) taxes; (v) the costs of the preparation, printing and mailing of all required reports and notices to shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Fund or other funds or other investments; (vi) the costs of preparing, printing and mailing of all prospectuses to shareholders; (vii) the costs of preparing, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Shares; (viii) all legal and accounting fees relating to the preparation of any such reports, prospectuses, proxies and proxy statements; (ix) all fees and expenses relating to the qualification on of the Fund and its shares under the securities or "Blue Sky" laws of any jurisdiction; (x) all fees under the Act and the Securities Act of 1933, including fees in connection with any application for exemption relating to or directed toward the sale of the Shares;
(xi) a portion of or all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance (xii) all costs of preparing and mailing confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (xiii) all costs of responding to telephone or mail inquiries of shareholders.

         5. Other Distribution Resources. The Board acknowledges that Alex. Brown and Participating Dealers may expend their own resources separate and apart from amounts payable under the Plan to support the Fund's distribution effort. Alex. Brown will report on any such expenditures as part of their regular reports pursuant to Section 6 of this Plan.

         6. Reports. While this Plan is in effect, Alex. Brown shall report in writing at least quarterly to the Fund's Board of Directors, and the Board shall review, the following: (i) the amounts of all payments under the Plan, the identity of the recipients of each such payment; (ii) the basis on which the amount of the payment to such recipient was made; (iii) the amounts of expenses authorized under this Plan and the purpose of each such expense; and (iv) all costs of each item specified in Section 4 of this Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

         7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved (i) by a vote of the Board of Directors of the Fund and of the Non-Interested Directors, cast in person at a meeting called for the purpose of voting on this Plan; and (ii) by a vote of holders of at least a "majority" (as defined in the Act) of the outstanding voting securities of the Fund. This Plan shall, unless terminated as hereinafter provided, continue in effect until _______________, 1988, and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors and its Non-Interested Directors cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by a vote of a majority of the Non-Interested Directors or by the vote of the holders of a "majority" (as defined in the Act) of the outstanding voting securities of the Fund. This Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be approved in the manner set forth under (i) above.

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                   ISI TOTAL RETURN U.S. TREASURY FUND SHARES

                                DISTRIBUTION PLAN


         1. The Plan. This Plan (the "Plan") is a written plan as described in Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") of the ISI Total Return U.S. Treasury Fund Shares (the "Shares") of Total Return U.S. Treasury Fund, Inc. (the "Fund"). Other capitalized terms herein have the meaning given to them in the Fund's prospectus.

         2. Payments Authorized. (a) The distributor for the shares (the "Distributor") is authorized, pursuant to the Plan, to make payments to any Participating Dealer under a Sub-Distribution Agreement, to accept payments made to it under the distribution agreement between the Distributor and the Fund with respect to the Shares (the "Distribution Agreement") and to make payments on behalf of the Fund to Shareholder Servicing Agents under Shareholder Services Agreements.

                  (b) The Distributor may make payments in any amount, provided that the total amount of all payments made during a fiscal year of the Fund do not exceed, in any fiscal year of the Fund, the amount paid to the Distributor under the Distribution Agreement which is an annual fee, calculated on an average daily net basis and paid monthly, equal to .25% of the average daily net assets of the Shares of the Fund.

         3. Expenses Authorized. The Distributor is authorized, pursuant to the Plan, from sums paid to it under the Distribution Agreement, to purchase advertising for the Shares, to pay for promotional or sales literature and to make payments to sales personnel affiliated with it for their efforts in connection with sales of Shares. Any such advertising and sales material may include references to other open-end investment companies or other investments, provided that expenses relating to such advertising and sales material will be allocated among such other investment companies or investments in an equitable manner, and any sales personnel so paid are not required to devote their time solely to the sale of the Shares.

         4. Certain Other Payments Authorized. As set forth in the Distribution Agreement, the Fund assumes certain expenses, which the Distributor is authorized to pay or cause to be paid on its behalf and such payments shall not be included in the limitations contained in this Plan. These expenses include the fees of the Fund's investment advisor; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or account agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable to the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing Shares; all costs and expenses in connection with maintenance of registration to the Fund and its Shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and directors' meetings and of preparing, printing and mailing proxy statements and reports to shareholders, fees and travel expenses of directors or director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in Shares or in cash; charges and expenses of any outside service used for pricing of the Fund's Shares; charges and expenses of legal counsel, including counsel to the directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; a portion of membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided therein.

         5. Other Distribution Resources. The Distributor and Participating Dealers may expend their own resources separate and apart from amounts payable under the Plan to support the Fund's distribution effort. The Distributor will report to the Board of Directors on any such expenditures as part of their regular reports pursuant to Section 6 of this Plan.

         6. Reports. While this Plan is in effect, the Distributor shall report in writing at least quarterly to the Fund's Board of Directors, and the Board shall review, the following: (i) the amounts of all payments under the Plan, the identity of the recipients of each such payment; (ii) the basis on which the amount of the payment to such recipient was made; (iii) the amounts of expenses authorized under this Plan and the purpose of each such expense; and (iv) all costs of each item specified in Section 4 of this Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

         7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved (i) by a vote of the Board of Directors of the Fund and of a majority of the Directors who are not interested persons at a meeting called for the purpose of voting on this Plan; and (ii) by a vote of holders of at least a majority of the Fund's outstanding voting securities (as defined in the 1940
Act). This Plan shall, unless terminated as hereinafter provided, continue in effect until and from year to year thereafter only so long as such continuance is specifically approved at least annually by the Fund's Board of Directors and by the vote of a majority of the Directors of the Fund who are not interested persons of the Fund (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by a vote of a majority of the Directors who are not interested persons of the Fund (as defined in the 1940 Act) or by the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). This Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in
(ii) above, and all amendments must be approved in the manner set forth under
(i) above.

                      TOTAL RETURN U.S. TREASURY FUND, INC.

                          FLAG INVESTORS CLASS B SHARES

                                DISTRIBUTION PLAN



         1. The Plan. This Plan (the "Plan") is a written plan as described in Rule 12b-1 (the "Rule") under the Investment Company Act of 1940, as amended (the "1940 Act") of the Flag Investors Class B Shares (the "Shares") of Total Return U.S. Treasury Fund, Inc. (the "Fund"). Other capitalized terms herein have the meaning given to them in the Fund's prospectus.

         2. Payments Authorized. (a) Alex. Brown & Sons Incorporated ("Alex. Brown") is authorized, pursuant to the Plan, to make payments to any Participating Dealer under a Sub-Distribution Agreement, to accept payments made to it under the Distribution Agreement and to make payments on behalf of the Fund to Shareholder Servicing Agents under Shareholder Servicing Agreements.

         (b) Alex. Brown may make payments in any amount, provided that the total amount of all payments made during a fiscal year of the Fund do not exceed, in any fiscal year of the Fund, the amount paid to Alex. Brown under the Distribution Agreement with respect to distribution of the Shares which is an annual fee, calculated on an average daily net basis and paid monthly, equal to
 .75% of the average daily net assets of the Shares of the Fund.

         3. Expenses Authorized. Alex. Brown is authorized, pursuant to the Plan, from sums paid to it under the Distribution Agreement, to purchase advertising for the Shares, to pay for promotional or sales literature and to make payments to sales personnel affiliated with it for their efforts in connection with sales of Shares. Any such advertising and sales material may include references to other open-end investment companies or other investments, provided that expenses relating to such advertising and sales material will be allocated among such other investment companies or investments in an equitable manner, and any sales personnel so paid are not required to devote their time solely to the sale of Shares.

         4. Certain Other Payments Authorized. As set forth in the Distribution Agreement, the Fund assumes certain expenses, which Alex. Brown as distributor for the Shares is authorized to pay or cause to be paid on its behalf and such payments shall not be included in the limitations contained in this Plan. These expenses include: the fees of the Fund's investment advisor and Alex. Brown, the fees of the Fund's administrator; the charges and expenses of any registrar, any custodian or depository appointed by the Fund for the safekeeping of its cash, portfolio securities and other property, and any transfer, dividend or accounting agent or agents appointed by the Fund; brokers' commissions chargeable to the Fund in connection with portfolio securities transactions to which the Fund is a party; all taxes, including securities issuance and transfer taxes, and fees payable by the Fund to federal, state or other governmental agencies; the costs and expenses of engraving or printing of certificates representing shares of the Fund; all costs and expenses in connection with maintenance of registration of the Fund and its shares with the Securities and Exchange Commission and various states and other jurisdictions (including filing fees and legal fees and disbursements of counsel); the costs and expenses of printing, including typesetting, and distributing prospectuses and statements of additional information of the Fund supplements thereto to the Fund's shareholders; all expenses of shareholders' and Directors' meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Directors or Director members of any advisory board or committee; all expenses incident to the payment of any dividend, distribution, withdrawal or redemption, whether in shares or in cash; charges and expenses of any outside service used for pricing of the Fund's shares; charges and expenses of legal counsel, including counsel to the Directors of the Fund who are not interested persons (as defined in the 1940 Act) of the Fund and of independent certified public accountants, in connection with any matter relating to the Fund; membership dues of industry associations; interest payable on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Directors) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification related thereto); and all other charges and costs of the Fund's operation unless otherwise explicitly provided herein.

         5. Other Distribution Resources. Alex. Brown and Participating Dealers may expend their own resources separate and apart from amounts payable under the Plan to support the Fund's distribution effort. Alex. Brown will report to the Board of Directors on any such expenditures as part of its regular reports pursuant to Section 6 of this Plan.

         6. Reports. While this Plan is in effect, Alex. Brown shall report in writing at least quarterly to the Fund's Board of Directors, and the Board shall review, the following: (i) the amounts of all payments under the Plan, the identity of the recipients of each such payment; (ii) the basis on which the amount of the payment to such recipient was made; (iii) the amounts of expenses authorized under this Plan and the purpose of each such expense; and (iv) all costs of each item specified in Section 4 of this Plan (making estimates of such costs where necessary or desirable), in each case during the preceding calendar or fiscal quarter.

         7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved (i) by a vote of the Board of Directors of the Fund and of a majority of the Directors who are not interested persons (as defined in the 1940
Act), cast in person at a meeting called for the purpose of voting on this Plan; and (ii) by a vote of holders of at least a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). This Plan shall, unless terminated as hereinafter provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by the vote of the Fund's Board of Directors and by the vote of a majority of the Directors of the Fund who are not interested persons (as defined in the 1940 Act), cast in person at a meeting called for the purpose of voting on such continuance. This Plan may be terminated at any time by a vote of a majority of the Directors who are not interested persons (as defined in the 1940 Act) or by the vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act). This Plan may not be amended to increase materially the amount of payments to be made without shareholder approval, as set forth in (ii) above, and all amendments must be approved in the manner set forth under (i) above.